UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 18, 2007
(Date of earliest event reported)
Federal-Mogul Corporation
(Exact Name of Registrant as specified in its Charter)
Michigan
(State or Other Jurisdiction of Incorporation)

1-1511 (Commission File Number)	38-0533580 (IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan (Address of Principal Executive Offices)	48033 (Zip Code)
(248) 354-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On December 18, 2007, Federal-Mogul Corporation (the “Company”) issued a press release, announcing that it is expected that the Company will emerge from bankruptcy on December 27, 2007. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated December 18, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

FEDERAL-MOGUL CORPORATION
Date: December 21, 2007	By:	/s/ Robert L. Katz
		Name:	Robert L. Katz
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated December 18, 2007.